EXHIBIT 10.1
                                                                    ------------


                                 DOBLIQUE, INC.



                             2003 STOCK OPTION PLAN



1.       Establishment of Plan

This Plan is hereby established on the terms and conditions hereinafter set forth.

2.       Purpose of Plan

The purpose of this Plan is to advance the interests of the Corporation by encouraging Senior Management, Executive Management and any other person determined by the Committee to have made a valuable contribution to the Corporation to acquire Shares, thereby (i) increasing the proprietary interests of such persons in the Corporation, (ii) aligning the interests of such persons with the interests of the Corporation's shareholders generally, (iii) encouraging such persons to remain associated with the Corporation and (iv) furnishing such persons with an additional incentive in their efforts on behalf of the Corporation.

3.       Definitions

For the purposes of this Plan, the following terms have the following meanings:

         (a)      "Board" means the Board of Directors of the Corporation;

         (b) "Business Day" means a day other than a Saturday, a Sunday or another day on which the banks are closed in New York, New York.

         (c)      "Change of Control" has the meaning  given  thereto in Section
                  12;

         (d) "Code" shall mean the U.S. Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Compensation Committee, being a committee appointed by the Board and consisting of not fewer than two members of the Board, with each member of the Committee serving at the pleasure of the Board, or, if there is no Compensation Committee, the Committee shall mean the full Board of Directors;

         (f)      "Corporation" means Doblique, Inc.;

         (g)      "Directors" means directors of the Corporation;

         (h) "Discretion" means, with respect to the Committee, the sole, absolute and unfettered discretion of the Committee;

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         (i)      "Executive  Management" means the positions in the Corporation identified in Schedule 1 attached hereto, as same may be amended by the Committee in its Discretion, from time to time;

         (j) "Exercise Price" means the price at which Shares may be acquired on the exercise of an Option;

         (k) "Fair Market Value" per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

         If the Common Stock is at the time traded on any recognized trading market, then the Fair market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by such market. It there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         (l) "Incentive Option" shall mean an option which satisfies the requirements of Code Section 422.

         (m) "Non-qualified Option" or "Non-statutory Option" shall mean an option not intended to satisfy the requirements of Code
                  Section 422.

         (n) "Options" means the options granted hereunder to Participants to purchase the Shares;

         (o) "Parent" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (p)      "Participant" has the meaning given thereto in Section 7;

         (q) "Plan" means this stock option plan pursuant to which Options may be granted to the Senior Management, Executive Management and any other person determined by the Committee to have made a valuable contribution to the Corporation;

         (r) "Senior Management" means the positions in the Corporation identified in Schedule 2 attached hereto, as same may be amended by the Committee in its Discretion, from time to time;

         (s) "Service" shall mean the performance of services for the Corporation by a person in the capacity of a non-employee member of the board of directors, or a consultant, or independent advisor, or any other person determined by the Committee to have made a valuable contribution to the Corporation.

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         (t)      "Shares" means Common  Shares,  or such other shares as may be substituted therefor, in the capital of the Corporation, and shall be deemed to include any other securities of the Corporation that may be acquired by a Participant on the exercise of an Option, the terms of which have been modified in accordance with Section 16;

         (u) "10% Stockholder" shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

4.       Administration of Plan

         (a) This Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such time and place as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present at any meeting. Any action of the Committee may be taken by an instrument or instruments in writing signed by all the members of the Committee, and any action so taken shall be as effective as if it had been passed by a majority of the votes cast by the members of the Committee present at a meeting of such members duly called and held.

         (b) Subject to the terms and conditions set forth herein, the Committee is authorized to provide for the granting, exercise and method of exercise of the Options, all on such terms (which may vary between Options granted from time to time) as it shall determine. In addition, the Committee shall have the authority to (i) construe and interpret this Plan and all option agreements entered into hereunder, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, and (iii) make all other determinations necessary or advisable for the administration of this Plan.

         (c) All determinations and interpretations made by the Committee shall be final and binding on all Participants and on their legal personal representatives and beneficiaries.

         (d) Notwithstanding anything else herein, the Committee has ultimate decision-making authority in respect of this Plan, and each decision made by the Committee shall be recommended to the Committee and the Committee may, in its Discretion, approve, not approve, or revise such decision.

5.       Shares Subject to Plan

         (a) Subject to Section 16 below, the Shares that may be acquired by Participants under this Plan shall consist of authorized but unissued Shares.

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         (b)      The  aggregate  number of Shares  reserved for issuance  under this Plan or any other stock option plan of the Corporation shall not exceed five million (5,000,000) shares.

6.       Maintenance of Sufficient Capital

The Corporation shall at all times during the term of this Plan ensure that the number of Shares it is authorized to issue shall be sufficient to satisfy the requirements of this Plan.

7.       Eligibility and Participation

         (a) The Committee may, in its Discretion, select any of the following persons to participate in the Plan:

                  (i)      Senior Management;

                  (ii)     Executive Management;

                  (iii) Other person determined by the Committee to have made a valuable contribution to the Corporation.

         (any such person being herein referred to as a "Participant").

         (b) Notwithstanding the foregoing, the Committee shall in no event be obligated to grant any minimum number of Options to any Participant.

         (c) Each grant of Options shall be subject to, and upon, such terms, conditions and limitations as the Committee may determine, including the terms, conditions and limitations set forth herein.

         (d) Options shall be evidenced by an agreement, signed on behalf of the Corporation and by the person to whom an Option is granted, which agreement shall be in the form attached hereto as Schedule 3, or such other form as the Committee shall, from time to time, approve.

8.       Incentive Options

The terms specified in this section 8, shall be applicable to Incentive Options.

         (a)      Incentive   Options   may   only  be   granted   to   eligible
                  Participants.

         (b) The exercise price per share for each Incentive Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date of that Incentive Option.

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(c)               If any Employee to whom an Incentive Option is granted is a
                  10% Stockholder, then the exercise price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

9.       Non-qualified (non-statutory) Options

The terms specified in this Section 9 shall be applicable to Non-qualified Options.

         (a) Non-qualified Options may be granted as an alternative to Incentive Stock Options for eligible Participants who may find them to be more attractive.

         (b) The exercise price per share for each Non-qualified Option can be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date of that Non-qualified Option, to be determined at the discretion of the Board.

10.      Number of Optioned Shares

Unless otherwise determined by the Committee at the time the Option is granted, each Option entitles the holder of that Option to one Share.


11.      Termination of Options

Any Option granted herein shall, unless otherwise determined by the Committee or specified in this Plan, terminate on the earliest occurrence of any of the following:

         (a) The expiry of the tenth anniversary from the date on which the Option was granted (unless a 10% Stockholder in which case it is five years);

         (b) The 90th day following the date on which the Participant is no longer an officer or employee of the Corporation or any of its Affiliates or Associates, regardless of the circumstances that lead to the Participant no longer holding any such position; or, for a person in the capacity of a non-employee Participant determined by the Committee to have made a valuable contribution to the Corporation, the 90th day following the date on which their Service ceased (either by end of their contract or as deemed by the Committee) for any reason whatsoever;

         (c)      The date on which  any of the  following  events  occurs  to a
                  Participant:

                  (i)      he dies;

                  (ii)     he  is  petitioned   into   bankruptcy  or  makes  an
                           assignment for the benefit of his creditors;

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                  (iii)    he is judged insane or  incompetent to handle his own
                           affairs by a court of competent jurisdiction;

                  (iv)     he is declared a dependant  adult  within the meaning
                           of  applicable   dependent  adult  or  other  similar
                           legislation;

                  (v) an order is made by a court of competent jurisdiction pursuant to matrimonial property or other similar legislation having the effect of removing the Participant's independent control over the exercise of the Options; or

                  (vi) his Options are seized or attached in any way for the payment of any judgment or order; and

         (d) One year following the date on which a Change of Control occurs.

12.      Vesting of Options

The Committee may specify that Options shall vest over a period of time determined by the Committee, and the terms of any such vesting may vary among different Participants.

Notwithstanding anything else herein, each Option will vest completely on the date the Corporation provides the Participant with notice that any shareholder or shareholders of the Corporation holding at least a majority of the outstanding issued Shares has agreed to transfer or sell such shareholder's or shareholders' Shares constituting such controlling interst to a bona fide third party purchaser acting at arm's length to such shareholder or shareholders (`Change of Control').

13.      Method of Exercising Options

         (a) Each Option may be exercised in whole or in part and, where a vesting limitation has been imposed at the time of grant, at any time after the vesting, but prior to the expiry or termination, of the Option.

         (b) Any Participant wishing to exercise an Option shall deliver to the Corporation, at its principal office in Miami, Florida:

                  (i) a written notice expressing the intention of such Participant to exercise the Participant's Option and specifying the number of Shares in respect of which the Option is exercised; and

                  (ii) pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                           (A) a cash payment, check or bank draft made payable to the Corporation; or

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                           (B)      shares of Common  Stock held by  Participant
                                    for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                           (C)      through  a  special   sale  and   remittance
                                    procedure   pursuant  to  which  Participant
                                    shall   concurrently   provide   irrevocable
                                    instructions (I) to a Corporation-designated
                                    brokerage  firm to effect the immediate sale
                                    of the  purchased  shares  and  remit to the
                                    Corporation,   out  of  the  sale   proceeds
                                    available on the settlement date, sufficient
                                    funds to cover the aggregated Exercise Price
                                    payable  for the  purchased  shares plus all
                                    applicable  Federal,  State and local income
                                    and employment taxes required to be withheld
                                    by  the   Corporation   by  reason  of  such
                                    exercise and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  (iii) except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the written notice delivered to the Corporation in connection with the option exercise.

         (c) A Participant may, following the exercise of an Option as hereinbefore described, submit a written request to the Corporation, requesting that a share certificate be issued in the Participant's name representing the aggregate number of fully paid and non-assessable Shares that were the subject of the exercise. Within a reasonable time following receipt of such request, the Corporation shall use commercially reasonable efforts to deliver, or cause the registrar and transfer agent of the Shares to deliver, such share certificate to such Participant.

14.      Rights of Participants

         (a) No Participant shall have any of the rights or privileges of a shareholder of the Corporation in respect of any Shares issuable upon exercise of such Option until all of the requirements set forth in Section 13(c) have been satisfied and all checks and bank drafts have completely cleared so that Corporation has been duly paid.

         (b) Neither the selection of any person as a Participant nor the granting of an Option to any Participant shall (i) confer upon such Participant any right to continue as an officer, or employee of the Corporation or in the Service of the
                  Corporation, or (ii) be construed as a guarantee that the Participant will continue as an officer, or employee of the Corporation, or in the Service of the Corporation.

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                                       8


15.      Proceeds from Exercise of Options

Proceeds generated by the sale of any Shares in connection with the exercise of an Option shall be added to the general funds of the Corporation and shall thereafter be used from time to time for such corporate purposes as the Board of Directors may, in its Discretion, determine and direct.

16.      Adjustments

         (a) If the outstanding Shares of the Corporation are subdivided or consolidated, the number of Shares subject to this Plan shall be increased or decreased proportionately. In such event, corresponding adjustments shall be made to the number of Shares deliverable on the exercise of any Option granted prior to such event and to the price for each Share that is the subject of the unexercised portion of the Option (although there shall be no change to the aggregate price payable for such Shares). If the Corporation is reorganized, or merged, consolidated or amalgamated with another corporation, and the options are continued by the surviving company, the Committee shall make appropriate provisions for the continuance of the Options then outstanding and to prevent their dilution or enlargement.

         (b) The Committee shall determine all adjustments to be made under this Section 16, and the Committee's determination in that regard shall be final and binding. No fractional Shares shall be issued under this Plan on any such adjustment.

17.      Transferability

All Options shall be personal to the Participant. No Options shall be assigned or otherwise transferred by the Participant except to a trust governed by a Registered Retirement Savings Plan, 401(k), Pension Plan or similar plan, of which the Participant is the sole beneficiary.

18.      Amendment and Termination of Plan

The Committee may, at any time, subject to any required regulatory approval, suspend or terminate this Plan, or amend or revise the terms thereof, provided that no amendment or revision shall alter the terms of any Options theretofore granted.

19.      Necessary Approvals

The obligation of the Corporation to issue and deliver Shares in accordance with this Plan is subject to applicable securities legislation and to the receipt of Shareholder and all other approvals that may be required from any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If Shares cannot be issued to a Participant on the exercise of an Option for any reason whatsoever, the Corporation's obligation to issue the Shares that are the subject of such Option shall terminate. The Corporation will, as soon as reasonably practicable thereafter, return to the exercising Participant any funds paid by such Participant to the Corporation in connection with such Option.

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                                       9


20.      Right to Issue Other Shares

The Corporation shall not by virtue of this Plan be in any way restricted from declaring and paying dividends, issuing further Shares, varying or amending its share capital or corporate structure, or conducting its business in any way whatsoever.

21.      Non-Exercise or Expiry of Options

If any Option shall expire or terminate for any reason without having been exercised in full, or if any Option is not exercised in accordance with the terms of the Plan, the Shares reserved for issuance pursuant to such Option shall revert to the Plan and shall be available to be the subject of other Options or for any other purpose the Committee may determine.

22.      Notice

         (a) Unless otherwise specified herein or otherwise agreed by the parties in writing, all notices, requests and demands required to be given under or pursuant to this Plan shall be in writing and delivered by postage-paid mail, personally, by prepaid courier, by fax or by other electronic means, addressed to the appropriate party as follows:

                  (i)      if to the Corporation, to:

                           801 Brickell, 9th Floor, Miami, Florida 33131.

                           Attention:                V.P. Finance
                           Fax:                      (305) 372-0189
                           Electronic mail: rima.goldshmidt@doblique.com

                  (ii) if to a Participant, to such Participant at his address as it appears on the books of the Corporation or, if the address of such Participant does not so appear, to the last known address of such Participant held by the Corporation; and

                  (iii) if to any other person, to the last known address of such person held by the Corporation.

         (b) Subject to Section 22c), a notice shall be deemed to have been given:

                  (i) if delivered by mail, seventy-two (72) hours after the mailing thereof, Saturdays, Sundays and statutory holidays excepted, provided that if there shall be, prior to the time of mailing or the actual receipt of a notice, a threatened or actual postal strike or other interruption that might affect the delivery of the notice by mail, then such notice shall be delivered personally, by prepaid courier, by fax or by other electronic means;

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                                       10



                  (ii) if delivered either personally or by prepaid courier on a Business Day, on that Business Day;

                  (iii) if delivered either personally or by prepaid courier on a day that is not a Business Day, on the next Business Day;

                  (iv) if sent by fax or other electronic means on a Business Day and the sending party obtains confirmation that the notice has been successfully transmitted before 2:00 p.m. (recipient's time) on that Business Day, on that Business Day;

                  (v) if sent by fax or other electronic means on a Business Day and the sending party obtains confirmation that the notice has been successfully transmitted, but that some or all of the pages of the notice were transmitted after 2:00 p.m. (time of the recipient), on the next Business Day;

                  (vi) if sent by fax or other electronic means on a day that is not a Business Day and the sending party obtains confirmation that the notice has been successfully transmitted, then on the next Business Day.

         (c) If a notice is sent by fax or other electronic means and, before the time at which the notice would be deemed to have been given under Section 22(b), the receiving party informs the sending party that the notice has been received in a form that is unclear in a material respect, the giving of that notice is ineffective and the sending party shall be responsible for sending another notice.

         (d) Any party may, from time to time, give notice of a change in its address, contact person, fax number or other electronic address by notice as provided herein and, in that event, such information shall be deemed changed accordingly.

         (e) No party shall prevent, hinder or delay or attempt to prevent, hinder or delay the service on that party of a notice to be provided under or pursuant to this Plan.

23.      Currency

All references to money or dollar amounts herein shall be references to United States of America currency, unless otherwise specifically provided for herein.







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                                       11


24.      Interpretation

This Plan will be governed by and construed in accordance with the laws of Nevada and the laws of the United States of America applicable therein.

Dated effective the 1st day of May, 2003.

DOBLIQUE, INC.


     Per: /s/ Jack Kachkar, Chairman
          ---------------------------------------------





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                                   Schedule 1

                              Executive Management
                              --------------------

Chief Executive Officer

President

Chief Operating Officer

Executive Vice Presidents

Chief Financial Officer

                                   Schedule 2

                                Senior Management
                                -----------------

Senior Vice Presidents

Vice Presidents

                                   Schedule 3

                             STOCK OPTION AGREEMENT

This Agreement dated effective the _____ day of ____________, 200__


BETWEEN:

DOBLIQUE, INC., a corporation incorporated under the laws of the State of Nevada

                               (the "Corporation")

                                     - and -

                          _____________, of the City of
                ___________, in the State/Province of___________


                               (the "Participant")

WHEREAS:

A.       The Corporation has implemented a stock option plan (the "Plan");

B.       The   Participant   is  a   member   of   Senior   Management/Executive
         Management/Other person determined by the Committee to have made a valuable contribution to the Corporation;

C. The Participant has been designated by the Committee as eligible to participate in the Plan; and

D. The Corporation wishes to grant to the Participant an option to purchase Shares in accordance with the terms of the Plan.

NOW, THEREFORE, THIS AGREEMENT WITNESSETH that, in consideration of the mutual premises and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Except as otherwise defined herein, each capitalized term used herein shall have the meaning given thereto in the Plan.

2. The Corporation hereby grants to the Participant an irrevocable [incentive / non-qualified] option (the "Option") to purchase all or any part of ____ Shares at a price of $______ per Share, subject to the terms and conditions set forth herein.

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                                       2


3. The Option will expire and terminate on the date that occurs (the "Option Expiry Date") on the earlier of:

         (a) The expiry of the tenth anniversary from the date on which the Option was granted;

         (b) The 90th day following the date on which the Participant is no longer an officer or employee of the Corporation or any of its Affiliates or Associates, regardless of the circumstances that lead to the Participant no longer holding any such position; or, for a person in the capacity of a non-employee Participant determined by the Committee to have made a valuable contribution to the Corporation, the 90th day following the date on which their Service ceased (either by end of their contract or as deemed by the Committee) for any reason whatsoever;

         (c)      The date on which any of the  following  events  occurs to the
                  Participant:

                  (i)      he dies;

                  (ii)     he  is  petitioned   into   bankruptcy  or  makes  an
                           assignment for the benefit of his creditors;

                  (iii) he is judged insane or incompetent to handle his own affairs by a court of competent jurisdiction;

                  (iv)     he is declared a dependant  adult  within the meaning
                           of  applicable   dependent  adult  or  other  similar
                           legislation;

                  (v) an order is made by a court of competent jurisdiction pursuant to matrimonial property or other similar legislation having the effect of removing the Participant's independent control over the exercise of the Option; or

                  (vi) his Option is seized or attached in any way for the payment of any judgment or order; and

         (d) One year following the date on which a Change of Control occurs.

4. The Option shall vest as per the following schedule: [insert]. Notwithstanding anything else herein, each Option will vest completely on the date the Corporation provides the Participant with notice of a Change of Control.

5. If the Participant wishes to exercise the Option, he shall deliver to the Corporation, at its principal office at 801 Brickell, 9th Floor, Miami, Florida 33131.

                           Attention:                V.P. Finance
                           Fax:                      (305) 372-0189
                           Electronic mail: rima.goldshmidt@doblique.com



         (a) Any Participant wishing to exercise an Option shall deliver to the Corporation, at its principal office in Miami, Florida:

                  (i) a written notice expressing the intention of such Participant to exercise the Participant's Option and specifying the number of Shares in respect of which the Option is exercised; and

                  (ii) pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                           (A) a cash payment, check or bank draft made payable to the Corporation; or

                           (B) shares of Common Stock held by Participant for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                           (C)      through  a  special   sale  and   remittance
                                    procedure   pursuant  to  which  Participant
                                    shall   concurrently   provide   irrevocable
                                    instructions (I) to a Corporation-designated
                                    brokerage  firm to effect the immediate sale
                                    of the  purchased  shares  and  remit to the
                                    Corporation,   out  of  the  sale   proceeds
                                    available on the settlement date, sufficient
                                    funds to cover the aggregated Exercise Price
                                    payable  for the  purchased  shares plus all
                                    applicable  Federal,  State and local income
                                    and employment taxes required to be withheld
                                    by  the   Corporation   by  reason  of  such
                                    exercise and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  (iii) except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the written notice delivered to the Corporation in connection with the option exercise.

         (b) A Participant may, following the exercise of an Option as hereinbefore described, submit a written request to the Corporation, requesting that a share certificate be issued in the Participant's name representing the aggregate number of fully paid and non-assessable Shares that were the subject of the exercise. Within a reasonable time following receipt of such request, the Corporation shall use commercially reasonable efforts to deliver, or cause the registrar and transfer agent of the Shares to deliver, such share certificate to such Participant.

6. The Participant acknowledges and agrees that neither the selection of the Participant under the Plan nor the granting of the Option hereunder shall (i) confer upon the Participant any right to continue as an officer, or employee of the Corporation, or in the Service of the Corporation as the case may be, or (ii) be construed as a guarantee that the Participant will continue as an officer, or employee of the Corporation, or in the Service of the Corporation as the case may be. The Participant further acknowledges and agrees that this Agreement and the Option granted hereby shall in no way constitute the basis for a claim for damages by the Participant against the Corporation in the event of the termination of the employment or Service of the Participant with the Corporation for any reason whatsoever, including, without limitation, the Participant's wrongful dismissal, and the Participant hereby releases and forever discharges the Corporation from all claims and rights of action for damages whatsoever based upon or arising out of this Agreement and the cancellation of the Option granted hereunder as a result of such termination.

7. The Participant shall not have any of the rights or privileges of a shareholder of the Corporation in respect of any Shares issuable upon exercise of the Option until all of the requirements set forth in
         Section 5 have been satisfied and all checks and bank drafts cleared so that Corporation has been duly paid.

8. The number of Shares deliverable upon the exercise of the Option shall be increased or decreased proportionately in the event of the subdivision or consolidation of the outstanding Shares of the Corporation prior to the Option Expiry Date, without any change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each Share covered by the Option. If the Corporation is reorganized, or merged or consolidated or amalgamated with another corporation, and the options are continued by the surviving company, the Committee shall make appropriate provisions for the continuance of the Option and to prevent its dilution or enlargement. Adjustments under this Section 8 shall be made by the Committee of the Corporation, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued on any such adjustment.

9. The Option and all benefits and rights accruing to the Participant hereunder shall not be transferred or assigned by the Participant except to a trust governed by a Registered Retirement Savings Plan, 401(k), Pension Plan or similar plan, of which the Participant is the sole beneficiary. During the lifetime of the Participant the Option may only be exercised by the Participant as herein provided, and in the event of the death of the Participant, the Option shall terminate as provided in Section 3.

10. The Participant acknowledges and agrees that the Committee may, at any time, suspend or terminate the Plan. The Committee may also at any time amend or revise the terms of the Plan, provided that, subject to
         Section 10 hereof, no such amendment or revision shall alter the terms of the Option.

11. The obligation of the Corporation to issue and deliver the Shares on the exercise of the Option in accordance with the terms and conditions of this Agreement is subject to applicable securities legislation and to the receipt of Shareholder and all other approvals that may be required from any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If Shares cannot be issued to the Participant upon the exercise of the Option for any reason whatsoever, the obligation of the Corporation to issue such Shares shall terminate. The Corporation will, as soon as reasonably practicable thereafter, return to the Participant any funds paid by the Participant to the Corporation in connection with the Option.

12. The Participant acknowledges to have read and understood the Plan and the Participant and the Corporation agree that all provisions thereof apply to the parties hereto and to this Agreement with the same effect as if such provisions were set out in this Agreement.

13.      Time shall be of the essence in respect of this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of Nevada and the laws of the United States of America applicable therein.

15. Investment Intent. The Participant hereby represents and warrants as follows:

         (a) The Shares will be acquired for the Participant's own account without the participation of any other person, with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for resale in connection with, any distribution of the Shares or any portion thereof.

         (b) The Participant, through the Participant's position with the Company, has access to all material information with regard to the Company.

         (c) The Participant will not acquire the Shares based upon any representation, oral or written, by any person with respect to the future value of or income from the Shares but rather upon an independent examination and judgment as to the prospects of the Company.

         (d) The Shares were not offered to the Participant by means of publicly disseminated advertisements or sales literature, nor is the Participant aware of any offers made to other persons by such means.

         (e) The Participant acknowledges that the Participant must continue to bear the economic risk of the investment in the Shares for an indefinite period and recognizes that the Shares will be: (i) transferred without registration under any state or federal law relating to the registration of securities for sale; and (ii) issued and transferred in reliance on the exemption from registration provided by Section 4(2) of the United Stares Securities Act of 1933. as amended (the "1933 Act").



IN WITNESS WHEREOF the parties hereto have executed this Agreement effective the day and year first above written.

                                             DOBLIQUE, INC.

                                             Per: ______________________________

                                             Per: ______________________________

SIGNED, SEALED AND DELIVERED

In the presence of:

____________________________                 ___________________________________

Witness                                      Participant